Exhibit 99.1

Leveraging Core Strengths Deutsche Bank Global Auto Industry Conference January 2014

Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to, conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford’s and Hyundai-Kia’s vehicle production volumes, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post -employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates. Page 2

Use of Non-GAAP Financial Information Because not all companies use identical calculations, Adjusted Gross Margin, Adjusted SG&A, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Free Cash Flow and Adjusted Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2014, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict. Page 3

Today We Will & Present Visteon Today Provide Status Update on Key Near-Term Transactions Introduce Long-Term Outlook Supporting Investment Premise Review 2013 Key Accomplishments and Performance Announce 2014 Full-Year Guidance and Objectives Page 4

Page 5 Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

Page 6 Please see important disclosures regarding _Forward Looking Information_

The #2 Automotive Climate Company in the World Overview #2 climate player globally World-class product and technology portfolio One of only two “full-line” suppliers Strong backlog and growth profile Experienced and successful leadership team YH Park (CEO) with Halla since formation in 1986 Extensive M&A / integration experience 2012 Climate Global Market Share (2) #2 Global Climate Player, with 13% Market Share Q3 2013 YTD Financial Performance Climate Product Group 2012 2013 B/(W) Sales $3,112 $3,606 +16% Adjusted EBITDA $252 $331 +31% % Margin (1) 9.4% 10.4% HVCC 2013 Stock Price Performance Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec HVCC Visteon S&P 500 (1) Excludes equity income and non-controlling interests. Page 7 (2) IHS unconsolidated unit share.

Climate: Innovative Technologies & Intellectual Property

Halla Visteon Climate Control Corp.

Innovative Technologies

Metal Seal Fitting for Reducing Refrigerant Leakage





Automotive News
PACE
AWARD

2013
PACE Award

Heat Pump System for Electric Vehicle



2012
New Excellent Technology (NET) Certificate

TF* Coolant Heater for Electric Vehicle



World First
Rapid Cabin Heating & Compact Structure

Battery Contact Cooler Using Refrigerant



World First
Efficient Thermal Management by Direct Cooling

Intellectual Property



# of Released Patents
HVCC
Competitor A
Competitor B
Competitor C
Competitor D
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Publication Year

Source: Boston Consulting Group.

IP	HVCC
Application	7,965
Registration	2,681

(As of Dec 31, 2013)

Page 8

* Thin Film.

Please see important disclosures regarding "Forward Looking Information"

Hyundai Genesis Jaguar XK/XJ Ford Transit A/C System, Powertrain Cooling Condenser, A/C Lines HVAC Front and Aux, Compressor, Condenser, Radiator, A/C Lines Porsche 911 Turbo / GT3 Mercedes E 300 Audi A8 Center Radiator BlueTEC HYBRID Main Radiator, A/C Lines with IHX Low-Temperature Radiator GMC Sierra Kia Soul Bombardier Spyder A/C Lines A/C System, Powertrain Cooling Radiator, Charge Air Cooler Page 9 Please see important disclosures regarding “Forward Looking Information”

2013 Total Visteon Ending Cash Balance of Approximately $1.7 Billion Page 10 (1) Approximately 6x 2013 EBITDA. Please see important disclosures regarding _Forward Looking Information_

2013-2014 Transformation: Lean Corporate Staff Model Ongoing • Implementing “lean corporate staff model” • The cost reduction plan is also focused on Large Corporate decentralizing corporate SG&A activities Center – Historically – Visteon corporate costs were incurred centrally and billed or allocated to the product groups – Future state – 2014 • Small corporate office • More autonomous business units with greater admin responsibility and capability • SG&A costs not reflected in product group segment results will represent ongoing corporate stewardship costs Fixed-Costs and SG&A Spend (1) $437 <= $410 <= $380 Interiors 2012 2013 2014 Actual Outlook Outlook Page 11 (1) Adjusted to exclude Lighting operations. Please see important disclosures regarding “Forward Looking Information”

2014 Transformation: Exit Interiors Exit Interiors in 2014 We are working toward a divestiture of our Interiors business Goal is to announce during the 1st half of 2014 in three major transactions Expect transactions to be defined as: Stand-alone Asian JV European customer legacy business Remaining global Interiors business Combinations of transactions expected to have neutral value impact as cash outflows and assets retained are expected to equal liabilities transferred Page 12 Please see important disclosures regarding _Forward Looking Information_

2014 Transformation: Acquire JCI Auto Electronics Acquire Johnson Controls Automotive Electronics in 2014 Visteon to become second largest driver information supplier in the world, and third largest provider of cockpit electronics Transaction highlights: Purchase price: ~$265 million 2013 FY EBITDA: ~$58 million (1) Adjusted EPS accretive (2) Minimum annual synergies of $40 million by 2017 Balanced customer portfolio (1) Represents 9/30 fiscal year end. Includes $11.8 million in corporate allocations. Visteon will assess the amount of resources necessary to add to our corporate center to support this transaction. Page 13 (2) Based on estimates for Adjusted EPS for first full year of ownership. Please see important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Visteon Electronics Market Presence Post Acquisition Pro Forma Market Share Cockpit Electronics Key Visteon Cockpit Electronics Markets Driver Information Visteon is Positioned to Be One of the Major Forces in the HMI Conversion of the Vehicle to the _Largest Mobile Device a Consumer Will Ever Purchase_ Page 14 Please see important disclosures regarding _Forward Looking Information_

Creates world’s #2 driver information supplier and #3 provider of cockpit electronics Broadens Visteon Electronics’ customer profile Expands offerings across all major cockpit electronics product lines Balances global manufacturing and R&D footprint with leadership in emerging markets Affords market-leading size and scale of R&D / engineering resources Accelerates attainment of margin objective through economies of scale and synergies Purchased at attractive multiple, with further value enhancement Creates World_s #2 Driver Information Supplier and #3 Provider of Cockpit Electronics Page 15 Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

Ford Focus/BEV Ford F-Series Trucks Ford Explorer Multi Function Display and Cluster, Display and Audio Display HD/Satellite Radio Head Unit Ford Fusion/BEV Ford Fiesta Lincoln MKZ Display Cluster, Display and Audio Head Unit Cluster Jaguar XJ Acura MDX Cluster and Infotainment Climate Control Page 16 Please see important disclosures regarding “Forward Looking Information”

Camaro Coupe Convertible Mazda 2 Hyundai Santa Fe Premium Audio Amplifier Fuel Delivery Module Climate Controls Mahindra Bolero Mahindra XUV 500 Tesla Model S Cluster Audio/Infotainment Lighting Control Module Volvo XC 60/70 Chevrolet Volt Renault Logan Family Entertainment System Fuel Pump Driver Module Cluster Page 17 Please see important disclosures regarding “Forward Looking Information”

LightScapeTM Video Clip Page 18 Please see important disclosures regarding _Forward Looking Information_

Visteon Investment Premise Continue to Progress Strategic Plan Announced at 2012 Citi Conference Business simplified and easier to understand Significant reduction in fixed costs and SG&A since 2012 Committed to Creating Value Through Strategic Actions Contributed Climate business to Halla Sold Yanfeng Visteon Working toward divesting Interiors business Consolidated YFV Electronics in Visteon Electronics Agreement to acquire JCI Electronics Focused on Two Market Leaders _ Climate and Electronics #2 and #3 global market positions, respectively Two high growth, high margin businesses with industry-leading technologies Strong Capital Returns $300 million in share repurchases since Q4 2012 • 4.9 million shares repurchased, average price of $61 per share $875 million in share repurchases authorized through end of 2015 $100 million in bond redemptions since Q4 2012 Focused on Continued Strategy of Optimizing Visteon_s Business Portfolio to Maximize Shareholder Value Page 19 Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

2017 Targets: The Investment Premise

	Guidance Midpoint [1]			
	2013E	2014E	2017E	'17 vs. '13
Includes Interiors	✓	✓	x	
Includes JCI Electronics	x	x	✓	
Sales	$7.4B	$7.8B	~$9.7B	31% ↑
Adjusted EBITDA *(2013 Definition)*	$690M			
Adjusted EBITDA *(2014/Peer Definition)* [2]	$600M	$680M	~$1,000M	67% ↑
Adjusted Free Cash Flow	$165M	$125M	~$350M	112% ↑
Wt. Avg. Shares Outstanding [3]	51.4M	~45.5M	~40.2M	22% ↓

(1) 2013 and 2014 exclude impact of Interiors exit and JCI Electronics acquisition.
(2) Excludes Equity Income and NCI.
(3) Assumes $400 million in share repurchases in 2014. Assumes full $875 million authorized program completed by end of 2015.

Page 20

Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information"

Deutsche Bank Global Auto Industry Conference January 2014

Strong Financial Performance in 2013 2012 2013 Guidance 2013 vs. 2012 Sales $6.9B $7.4B 8% Adjusted EBITDA $626M $680-700M 10% (ex. Eq Inc / NCI) $529M $590-610M 13% Adjusted Free Cash Flow $102M $145-185M 62% Wt. Avg. Shares 53.3M 51.4M (1) 4% Outstanding Note: Growth represents growth from 2012 to midpoint of 2013 Guidance. 2013 Adjusted EBITDA does not include potential impact of Korea Supreme Court ruling related to inclusion of fixed bonuses as part of regular wages. We do not anticipate any impact on 2013 results at this time. Further disclosure will be provided in 2013 10-K filing. (1) 49.4 million shares outstanding, including diluted shares, as of 12/31/2013. Visteon_s Financials Improved Significantly in 2013 Page 22 Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

2013 Full-Year Current Outlook 2013 Current Guidance Outlook (1) Commentary Sales $7.4 billion • Expect full-year sales to be in line with guidance Adjusted $680—$700 • Expect Adjusted EBITDA at top end or slightly above EBITDA million guidance range Adjusted EPS $5.00—$ 6.26 • Expect Adjusted EPS to be within guidance range Adjusted $145—$185 • Expect Adjusted Free Cash Flow to be in line with Free Cash million guidance Flow Expect Key Financials to Be in Line with Guidance, Excluding Impact of YFV Transaction and Any Potential Impact Related to Korean Labor Ruling Page 23 (1) Excludes YFV transaction impact and any potential impact related to Korean labor ruling. Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

Adjusted EPS Guidance of $5.00 to $6.26 _ Divested Yanfeng Affiliates Expected to Contribute ~$2.75 to 2013 Adjusted EPS Page 24 (1) Excludes YFV transaction impact and any potential impact related to Korean labor ruling. Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

(Assumes Full Year of Interiors Operations / Excludes Impact of JCI Acquisition) Deutsche Bank Global Auto Industry Conference January 2014

Adjusted EBITDA Definition Change (Dollars in Millions) Due to our divestiture of Yanfeng Interiors, we will standardize our definition of Adjusted EBITDA to exclude equity income and non-controlling interest beginning with first quarter 2014 financial results Our new definition is more consistent with the way most analysts define EBITDA Historically, Visteon’s net income and EPS significantly benefited from equity income. Post the Yanfeng transaction, the equity income benefit will be much smaller 2013 Adjusted EBITDA $690 ($180) 2012 2013E $90 $600 Adjusted EBITDA Current Definition $626 $690 Remove Equity Income (164) (180) Remove NCI 67 90 New Definition $529 $600 2013 Remove Remove 2013 Sales $6,857 $7,400 Midpoint Equity NCI Recast Guidance Income % Margin 7.7% 8.1% 2013 Recasted Adjusted EBITDA of $600 Million Page 26 Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

2014 OEM Production Volumes

IHS Production Volumes

(Units in Millions)	% of Visteon 2013E Sales	Production Volumes: 2013 Forecast	Production Volumes: 2014 Forecast	2014 B/(W) 2013
Asia				
Hyundai / Kia	21%	5.6	5.7	1.4%
Ford	3	1.1	1.2	7.7
All Other	21	35.9	37.3	3.7
Sub-Total	**45%**	**42.6**	**44.1**	**3.5%**
Europe				
Ford	11%	1.4	1.5	2.0%
Hyundai / Kia	4	1.0	1.0	2.1
PSA	3	2.0	2.1	6.1
Renault / Nissan	3	2.4	2.4	(0.0)
All Other	9	12.5	12.7	1.4
Sub-Total	**31%**	**19.3**	**19.6**	**1.8%**
North America				
Ford	8%	3.1	3.0	(1.6%)
Hyundai / Kia	5	0.8	0.7	(2.8)
All Other	5	12.3	13.1	6.0
Sub-Total	**18%**	**16.2**	**16.8**	**4.1%**
South America				
Ford	4%	0.4	0.5	20.2%
All Other	3	4.1	4.2	2.9
Sub-Total	**6%**	**4.5**	**4.7**	**4.5%**
Other		1.5	1.8	20.8
Total	**100%**	**84.0**	**87.1**	**3.6%**

% Growth

	2013 vs. 2012	2014 vs. 2013	2017 vs. 2014
Hyundai / Kia AP *(21% of Sales)*	+2%	+1%	+8%
Ford EU *(11% of Sales)*	(2%)	+2%	+7%
Ford NA *(8% of Sales)*	+10%	(2%)	(1%)
Hyundai / Kia NA *(5% of Sales)*	+7%	(3%)	+13%

2014 Will Contribute a Meaningful Step Toward 2017 Targets Despite Relatively Weak Y/Y Volumes for Visteon's Largest Customers in 2014

Source: IHS Automotive, December 2013 forecast. Used in conjunction with customer data to develop Visteon's internal volume forecast.

Page 27

Please see important disclosures regarding "Forward Looking Information"

Strong Three-Year Backlog for Climate & Electronics Visteon defines backlog as new incremental business net of lost business which will launch over the next three years At last year’s Deutsche Bank Conference, Visteon disclosed an $800 million backlog 99% related to core Climate and Electronics 48% of the backlog launched in 2013 (2013 sales projected to be over $500 million higher than 2012) Visteon current three-year backlog for core Climate and Electronics stands at ~$900 million $350 million in 2014, $400 million in 2015, $150 million in 2016 Climate and Electronics (Excluding Interiors and JCI Electronics) 2013E Sales 2013E PF 2014E Sales 2016E Sales Sales for Songjiang Strong Product / Technology Portfolio Continues to Drive Backlog Page 28 Please see important disclosures regarding _Forward Looking Information_

2014 Guidance (1)

	2013E	2014E Midpoint
Product Sales	$7.4 B	$7.8 B
Adjusted EBITDA (2013 Definition)	$680 M - $700 M	
2014 Definition (ex. Eq Inc / NCI)	$590 M - $610 M	$680 M
Free Cash Flow		
Free Cash Flow (2)	$40 M - $80 M	$25 M
Adjusted Free Cash Flow *(ex. Restructuring and Transaction-Related)*	$145 M - $185 M	$125 M
Adjusted Free Cash Flow *(ex. Restr., Transaction-Related and YFV Parent Dividend)*	$85 M - $125 M	$125 M
Adjusted EPS	$5.00 - $6.26	$2.65
(ex. Non-Electronics YFV)	$2.25 - $3.51	$2.65

Other Selected Items:	2013E	2014E Midpoint
Depreciation and Amortization	$265 M	$285 M
Interest Payments	$45 M	$45 M
Cash Taxes (3)		
Operating	$140 M - $160 M	$165 M
Climate Transaction	$15 M - $20 M	$5 M
Restructuring Payments	$55 M	$50 M
Capital Spending	$250 M	$300 M

2014 Guidance Reflects Full Year of Interiors and Excludes Impact of JCI Acquisition – 2013 Guidance Unchanged and Excludes Impact of YFV Transaction

Note: Does not include impacts of Interiors divestiture or JCI Electronics acquisition.
(1) 2013 Guidance excludes the impact of the YFV transaction. 2014 reflects the consolidation of YFVE and the exit of YFV Interiors.
(2) Free cash flow equal to cash from operating activities, less capital expenditures.
(3) 2013 cash taxes do not reflect YFV transaction taxes or cash tax deposits of approximately $40 million related to Korea and Brazil audits.

Page 29

Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information"

2014 Full-Year Guidance Walk

Product Sales



$7.4B
$0.3B
YFV Deal (YFVE Consol)
$7.7B
($0.2B)
Interiors Product Group
Core Climate + Electronics
Production Volumes
Net New Business Wins
Pricing / Other
$7.8B
2013 Midpoint
2014 Midpoint

Adjusted EBITDA



$690M
($180M)
Remove: Equity Income
$90M
Remove: Non-Controlling Interests
$600M
~$50M
YFVE Consol
~($25M)
Interiors Gross Margin and Legacy Climate Business Not Transferred to HVCC
~$55M
Volume, NBWs, and Net Business Improvements
$680M
2013 Midpoint
2014 Midpoint

Note: Does not include impacts of Interiors divestiture or JCI Electronics acquisition.

Page 30

Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information"

2014 EPS Build-up 2014 Adjusted EPS (Midpoint Values) $1.70 ($0.45) ($0.30) ($0.90) $3.80 ($1.20) $2.65 Climate Electronics Interiors Stock-Based Interest Visteon 2014E Visteon Comp Expense Corporate Adjusted EPS Expense Costs (1) 2014 Adjusted EPS Reflects Strength at Climate and Electronics Partially Offset by Interiors, Stock-Based Comp, Interest and Other Corporate Costs Page 31 (1) Primarily reflects corporate administrative costs which are held centrally. Please see important disclosures regarding _Forward Looking Information_ and _Use of Non-GAAP Financial Information_

U.S. NOL Update U.S. NOL development Pre-emergence NOL of $1.1 billion, of which approximately $120 million can be used per year beginning in late 2015 We anticipate between $100 and $200 million of post-emergence NOLs at the end of 2014 post the YFV transaction We anticipate the exit of our Interiors business will generate between $150 and $200 million in additional NOLs NOLs Excluding Potential NOLS U.S. Post-Emergence NOLs ($M) Related to Interiors Divestiture Low High Estimated 12/31/2013 Post-Emergence NOL Balance $350 $450 YFV Sale Impact (350) (350) Additional NOLs Expected in 2014 100 100 Estimated 12/31/2014 Post-Emergence NOL Balance $100 $200 Note: Above Balances Exclude Post-Emergence Foreign Tax Credits Using Post-Emergence Attributes, Including Foreign Tax Credits, Visteon Could Shield as Much as $250-$500 Million of Gains Related to a Potential Sale of HVCC Shares _ In Addition, Visteon Could Shield up to $200 Million of Additional Gains Related to a Sale of Our Interiors Business Page 32 Note: Does not include impacts of Interiors divestiture or JCI Electronics acquisition. Please see important disclosures regarding _Forward Looking Information_

2014 Objectives Maintain Focus on Core Value-Creating Assets Climate and Electronics businesses are market leaders Both exhibit higher than segment growth Optimize Electronics Address Electronics’ strategy and global position and integrate JCI Electronics Integrate Yanfeng Electronics non-consolidated operations Divest Interiors Non-core business Sale or alternative strategic placement of business Drive Further Overhead Cost Savings Continue to execute fixed cost and SG&A cost reductions Achieve lean corporate overhead structure Continue to Address Legacy Issues Visteon Focused on Continuing to Drive Shareholder Value Page 33 Please see important disclosures regarding _Forward Looking Information_

Deutsche Bank Global Auto Industry Conference January 2014

2014 Exchange Rate Assumptions (1) Effective Rate w/ Impact of Hedges 2014 Impact of Movements in FX Rates (2) Margin 2013 2014 (Dollars in Millions) Sales EBITDA Impact Euro 1.31 1.32 Euro: $0.05 Increase $100 $25 +20 bps Won 1,117 1,093 Won: 25 KRW Decrease $30 ($12) (20) Bps Rupee 58.6 60.0 Rupee: 5 INR Increase ($25) ($10) (10) Bps Present Spot Rates Indicate an Opportunity Related to the Euro and Risks Related to the Korean Won and Indian Rupee _ In Total, Currency Risks and Opportunities are Fairly Balanced (1) As of January 13, 2014. Page 35 (2) Excludes hedges.

Significant New Business Awards in 2013 (Dollars in Millions) Consolidated Wins and Rewins Product Group Split $1,155 Incremental New Business Electronics 47% Climate 53% $685 Incremental New Rewins Climate Business 73% Visteon was Awarded Over $1.8 Billion of Incremental New Business and Rewins in 2013 _ Represents 28% of 2013E Climate and Electronics Sales (Including Full Year of Songjiang) Note: Wins and rewins for Climate and Electronics only. Excludes Interiors-related wins and rewins. Page 36 Electronics wins and rewins include wins related to Songjiang.

Executing $100 Million Restructuring Program (Dollars in Millions) Visteon Restructuring Program In November 2012, Visteon announced that it expects to incur restructuring and other costs of approximately $100 million to allow the company to further reduce SG&A and other fixed costs in 2013 (with charges beginning in Q4 2012) Costs focused on three key areas: Right-sizing SG&A activities Right-sizing European activities inline with anticipated sales Addressing historical underperforming assets Visteon still expects cash outflows related to the program to be approximately $100 million although some outflows will occur in 2014 This program does not contemplate positive or negative cash flows related to a divestiture of any Interiors facilities Total Cash Restructuring Costs ~ $50 ~ $100 ~ $50 2013 2014 Announced Restructuring Plan in Nov 2012 Page 37

2014 Full-Year Estimated Tax Provision of Approximately $135 Million _ Estimated Cash Taxes of Approximately $170 Million Page 38

Using Cash Balances to Drive Further Value

(Dollars in Millions)

Estimated 2013 Year-End Cash Balance



$862
$993 (1)
($101)
~($120)
$93
($27)
~ $1,700
9/30/13 Cash
YFV Proceeds
Taxes from YFV
Debt Paydown
YFVE Cash Consol
Net Other
12/31/13 Estimated Cash

Value-Creating Uses of Cash

Share Repurchases

- $875 million remains available under current $1 billion authorized program

Restructuring Actions

- Complete remaining actions as part of $100 million program to further reduce cost structure, right-size operations and address underperforming assets
- Expect $50 million spend in 2014

Value-Enhancing Transactions

- Progressing plans to divest Interiors business
- Plans to optimize Electronics business
- Potential Climate acquisitions

Visteon Expects Year-End 2013 Cash Balances of Approximately $1.7 Billion

(1) $16 million of proceeds ($14 million net of taxes) received prior to 9/30/2013.

Page 39

Reconciliation: 2012-2014, 2017 Adjusted EBITDA

	2012	2013 FY Guidance			2014 FY Guidance			2017 FY Guidance
(Dollars in Millions)	Actual	Low-end	Mid-point	High-end	Low-end	Mid-point	High-end	Mid-point
Adjusted EBITDA (2012 / 2013 Definition)	**$626**	**$680**	**$690**	**$700**				
Remove: Equity in affiliates / non-controlling interests	(97)	(90)	(90)	(90)				
Adjusted EBITDA (ex. equity income / NCI)	**$529**	**$590**	**$600**	**$610**	**$660**	**$680**	**$700**	**$1,000**
Equity in affiliates / non-controlling interests	97	90	90	90	(100)	(100)	(100)	(140)
Equity investment gain / amortization	62	(5)	(5)	(5)	-	-	-	-
Interest expense, net	(35)	(40)	(40)	(40)	(40)	(40)	(40)	(45)
Provision for income taxes	(121)	(100)	(78)	(55)	(135)	(135)	(135)	(225)
Depreciation and amortization	(258)	(265)	(265)	(265)	(285)	(285)	(285)	(315)
Restructuring expense	(79)	(50)	(50)	(50)	(20)	(20)	(20)	-
Other income and expense	(41)	(30)	(30)	(30)	(30)	(30)	(30)	-
Dividend income	-	-	-	-	5	5	5	-
Other non-operating costs, net	(26)	-	-	-	(30)	(30)	(30)	-
Non-cash equity-based compensation expense	(25)	(18)	(18)	(18)	(15)	(15)	(15)	(15)
Discontinued operations net income / (loss)	(3)	-	-	-	-	-	-	-
Net Income attributable to Visteon	**$100**	**$172**	**$205**	**$237**	**$10**	**$30**	**$50**	**$260**

Page 40

Reconciliation: 2013-2014 Adjusted EPS

(Dollars in Millions)	2013 FY Guidance			2014 FY Guidance			2014 FY Guidance (Mid-point)				
	Low-end	Mid-point	High-end	Low-end	Mid-point	High-end	Climate	Electronics	Interiors	Corp	Mid-point
Net Income (loss) attributable to Visteon	**$172**	**$205**	**$237**	**$10**	**$30**	**$50**	**$163**	**$77**	**($21)**	**($189)**	**$30**
Restructuring expense	(50)	(50)	(50)	(20)	(20)	(20)	-	-	-	(20)	(20)
Equity investment gain	(5)	(5)	(5)	-	-	-	-	-	-	-	-
Other income and expense	(30)	(30)	(30)	(30)	(30)	(30)	-	-	-	(30)	(30)
Accelerated depreciation	-	-	-	(10)	(10)	(10)	(10)	-	-	-	(10)
Other non-operating costs, net	-	-	-	(30)	(30)	(30)	-	-	-	(30)	(30)
Adjusted net income (loss)	**$257**	**$290**	**$322**	**$100**	**$120**	**$140**	**$173**	**$77**	**($21)**	**($109)**	**$120**
Average shares outstanding, diluted	51.4	51.4	51.4	45.5	45.5	45.5	45.5	45.5	45.5	45.5	45.5
Adjusted earnings per share	**$5.00**	**$5.63**	**$6.26**	**$2.21**	**$2.65**	**$3.09**	**$3.80**	**$1.70**	**($0.45)**	**($2.40)**	**$2.65**

Page 41

Reconciliation: 2012-2014, 2017 Free Cash Flow Page 42

Deutsche Bank Global Auto Industry Conference January 2014

HVCC: World-Class, Innovative Product Portfolio IHX Sub-Cooled Water Cooled Condenser Main water-cooled condenser with additional refrigerant cooled IHX for subcooling Customer Benefits Compressor power consumption reduced by 20% Compact and reliable A/C system Design freedom of packaging (ECM and AC Line) Waste Heat Recovery Combo-Cooler Three systems (EGR, EHRS, TOC) in one cooler Customer Benefits CO 2 emission reduction and improved fuel economy (2-3%) Designed to meet Euro 6.c emission Compact design and lighter weight (20-25%) Page 44

HVCC: World-Class, Innovative Product Portfolio (cont_d) Adaptive Temperature Control Using High Resolution IR Sensor Human comfort control using matrix IR sensor (256 zoning capable) Personalized and spot cooling/heating Supplemental system to occupant sensor for increased safety 2013 award for excellence in new technology by Hyundai Motor Group HVAC Blower Control Using Smart Phone Climate control software/hardware integrated into BLDC blower motor with wireless communication through smartphone application Customer Benefits Utilizes energy efficient, brushless blower motor (5-10%) Wireless and remote control of HVAC unit Simplifies cockpit assembly through reduced wiring and integrated component Page 45

Horizon Cockpit Concept This unique blend of emerging disruptive technologies is designed for an ideal user experience. Proprietary consumer research uncovered the tipping point of where these technologies become cognitively intuitive. The cockpit demonstrates how consumers can use hand gestures to interact with the HMI menu structure by replicating the hand motion as a virtual hand on the cockpit_s dual-layered display. HMeye Cockpit Concept This revolutionary user interface combines eye gaze, image attribute tracking, and steering wheel controls. Consumer research shows that these technologies provide a compelling and engaging alternative to traditional HMI inputs. Experience at CES how eye tracking can be used by drivers to select and interact with vehicle features/content in the cluster and center display. OASIS Cockpit Concept Visteon_s OASIS concept brings the connected consumer experience to the vehicle environment. OASIS secures the vehicle communications network yet is able to connect the vehicle to the user and cloud computing. A secure data pipe actively switches methods (modem, phone tether, WIFI) while maintaining a seamless connected experience to the cloud. Renault _ Visteon Collaboration Based on a highly connected car concept, Visteon_s cockpit electronics demonstrator provides insight into how the vehicle occupants can interact with connectivity features including delegated driving. The cockpit enables drivers and passengers to seamlessly continue their _digital life_ in the vehicle via a multi-modal human machine interface (HMI). Page 46

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